UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 29, 2010
(Date of earliest event reported)
Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-34585 (Commission File Number)	27-3003768 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2010, the board of directors of the Company expanded the board to eight members and appointed John R. Male to fill the resulting vacancy. Mr. Male, age 62, previously served as Chairman and CEO of PVF Capital Corp., a Nasdaq-traded bank holding company.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release dated October 5, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.
By:	/s/ Thomas J. Smith
	Name:	Thomas J. Smith
	Title:	Vice President and Chief Financial Officer

Dated: October 5, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 5, 2010